[GRAPHIC OF FLAGS OMITTED.]

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2001

                          [GRAPHIC OF 5 STARS OMITTED.]

 MORNINGSTAR RATED[TM] GABELLI GLOBAL TELECOMMUNICATIONS FUND 5 STARS OVERALL AND FOR THE FIVE-YEAR PERIOD ENDED 06/30/01 AMONG 2722 DOMESTIC EQUITY FUNDS.
          THE FUND WAS RATED FOUR STARS FOR THE THREE-YEAR PERIOD ENDED
                   06/30/01 AMONG 4473 DOMESTIC EQUITY FUNDS.

TO OUR SHAREHOLDERS,

      Global  telecommunications  stocks  managed  modest  gains  in the  second quarter of 2001. No news was not particularly good news for the telecommunications sector, which is still suffering from high debt levels, over-capacity, cutthroat pricing competition, and recalcitrant capital markets. Although further consolidation in this capital intensive, economies of scale driven industry makes a world of sense, merger and acquisition activity continues to be constrained by the eroding value of stock as a deal currency and political resistance to cross-border transactions.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2001, The Gabelli Global Telecommunications Fund (the "Fund") rose 3.50%. The Salomon Smith Barney Global Telecommunications Index declined 6.51% and the Morgan Stanley Capital International ("MSCI") World Free Index of global equity markets rose 2.67%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund fell 25.74% for the trailing twelve-month period. The Salomon Smith Barney Global Telecommunications Index and MSCI World Free Index fell 46.72% and 20.47%, respectively, over the same twelve-month period.

      For the three-year period ended June 30, 2001, the Fund's total return averaged 11.78% annually, versus an average annual decline of 3.94% for the Salomon Smith Barney Global Telecommunications Index and an average annual return of 1.41% for the MSCI World Free Index. For the five-year period ended June 30, 2001, the Fund's total return averaged 17.46% annually, versus average annual total returns of 8.60% and 7.71% for the Salomon Smith Barney Global Telecommunications Index and MSCI World Free Index, respectively. Since inception on November 1, 1993 through June 30, 2001, the Fund had a cumulative total return of 181.78%, which equates to an average annual total return of 14.46%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 2001 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)
--------------------------------------------------------------------------------


                                                                        Quarter
                                                    -----------------------------------------------
                                                      1st        2nd         3rd        4th          Year
                                                      ---        ---         ---        ---          ----
2001:    Net Asset Value .......................    $15.71     $16.26        --          --           --
         Total Return ..........................    (10.9)%      3.5%        --          --           --
--------------------------------------------------------------------------------------------------------------
2000:    Net Asset Value .......................    $28.28     $25.41      $23.84      $17.63       $17.63
         Total Return ..........................      4.9%     (10.2)%      (6.2)%     (14.2)%      (24.1)%
--------------------------------------------------------------------------------------------------------------
1999:    Net Asset Value .......................    $19.18     $21.95      $22.88      $26.95       $26.95
         Total Return ..........................     15.4%      14.4%        4.2%       31.0%        80.3%
--------------------------------------------------------------------------------------------------------------
1998:    Net Asset Value .......................    $15.91     $16.22      $14.48      $16.62       $16.62
         Total Return ..........................     19.4%       1.9%      (10.7)%      24.0%        34.8%
--------------------------------------------------------------------------------------------------------------
1997:    Net Asset Value .......................    $11.29     $13.17      $14.22      $13.32       $13.32
         Total Return ..........................      0.1%      16.7%        7.9%        4.6%        31.9%
--------------------------------------------------------------------------------------------------------------
1996:    Net Asset Value .......................    $11.72     $12.16      $11.73      $11.28       $11.28
         Total Return ..........................      5.4%       3.8%       (3.5)%       3.3%         9.0%
--------------------------------------------------------------------------------------------------------------
1995:    Net Asset Value .......................     $9.77     $10.29      $11.12      $11.12       $11.12
         Total Return ..........................      0.4%       5.3%        8.1%        1.6%        16.2%
--------------------------------------------------------------------------------------------------------------
1994:    Net Asset Value .......................     $9.68      $9.62      $10.38       $9.73        $9.73
         Total Return ..........................     (5.1)%     (0.6)%       7.9%       (5.3)%       (3.7)%
--------------------------------------------------------------------------------------------------------------
1993:    Net Asset Value .......................      --         --           --       $10.20       $10.20
         Total Return ..........................      --         --           --         3.0%(b)      3.0%(b)
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURN (CLASS AAA)
                ---------------------------------
                        JUNE 30, 2001 (A)
                        -----------------

   1 Year ..................................... (25.74)%
   3 Year .....................................  11.78%
   5 Year .....................................  17.46%
   Life of Fund (b) ...........................  14.46%
--------------------------------------------------------------------------------

                   DIVIDEND HISTORY
------------------------------------------------------
PAYMENT (EX) DATE   RATE PER SHARE  REINVESTMENT PRICE
-----------------   --------------  ------------------
December 27, 2000       $2.780           $17.32
December 27, 1999       $2.940           $26.31
December 28, 1998       $1.310           $16.38
December 30, 1997       $1.550           $13.28
December 31, 1996       $0.840           $11.28
December 29, 1995       $0.182           $11.12
December 30, 1994       $0.095           $ 9.73
December 31, 1993       $0.102           $10.20

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAAShares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The investment results for the Fund's Class B and Class C Shares would be slightly lower due to the additional expenses associated with these classes of shares (exclusive of any front-end or contingent deferred sales charge).
(b) From  commencement  of  investment  operations  on November  1, 1993.  Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

--------------------------------------------------------------------------------

                      HOLDINGS BY INDUSTRY SECTOR - 6/30/01

         [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC.]

WIRELESS/SATELLITE .... 31.7%
LOCAL ................. 19.5%
NATIONAL .............. 18.3%
CABLE/MEDIA ........... 10.3%
LONG DISTANCE .........  6.3%
EQUIPMENT .............  5.5%
UTILITIES .............  3.5%
BUSINESS SERVICES .....  2.1%
CASH ..................  1.6%
BROADBAND .............  1.3%

                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/01

         [EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC.]

UNITED STATES ........  64.1%
EUROPE ...............  14.8%
CANADA ...............   9.8%
ASIA/PACIFIC RIM .....   4.3%
JAPAN ................   4.0%
LATIN AMERICA ........   3.0%

INDUSTRY ALLOCATION

      The accompanying chart depicts the Fund's holdings by industry sector as of June 30, 2001. Industry sectors represented in the chart and below may or may not be included in the Fund's future portfolio.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

IF WE BUILD IT, THEY WILL COME

      "If we build it, they will come" was the mantra of the telecommunications industry as companies poured billions of dollars into technologically advanced voice and data transmission systems from 1997 through 1999. So much capacity came on stream that supply vastly exceeded initial demand. Promising young companies, many of which had taken the lead in building state-of-the-art communications systems found themselves strapped for cash just as the capital markets were closing their doors to the telecommunications industry. The end result has been some high profile bankruptcies that have rattled the already shaky telecommunications sector.

      Today, investors appear convinced that it will take many years before demand soaks up excess telecommunications capacity. We believe this will happen much sooner than anticipated. We are still in the early stages of the Internet revolution. The business-to-business market will grow exponentially over the next decade. The introduction of new Internet-oriented consumer products and the build out of modern communications systems in the developing world will accelerate demand. The current glut in bandwidth will eventually become a shortage and well-positioned telecommunications companies will have the necessary pricing flexibility to grow long-term earnings at attractive rates.

      This won't happen over the next two quarters or perhaps even over the next year. The economy must regain momentum before information technology ("IT") spending recovers. Saavy corporate managers like General Electric's Jack Welch are going full speed ahead with IT spending plans despite the sluggish economy. However, most other corporate chiefs haven't had either the courage or the cash flow to follow suit. This should change in the year ahead.

SURVIVAL OF THE FINANCIALLY FITTEST

      Cash burn casualties are mounting in the telecommunications industry, especially in the Competitive Local Exchange Carrier ("CLEC") and Digital Subscriber Line ("DSL") businesses. Bright young stars like Teligent, Winstar, Northpoint and Covad are either teetering on the brink of bankruptcy or have already gone under. Unlike the failed dotcoms, many of these young companies have economically realistic business plans, real assets, and seasoned management. Given time and the capital necessary to ride out the current storm, these companies would not only survive, but prosper. Unfortunately, time and cash are running out. Before long, the more financially fit predators will close in and start feasting on these failing companies' assets. While we have sympathy for the dying--a few of which we invested in--we recognize that the telecommunications industry will ultimately benefit from having assets in the hands of financially stronger players. Ironically, the older, larger, slower-of-foot telecommunication companies ("telcos") that were being outmaneuvered by younger, swifter competitors will most likely be the major beneficiaries of the current shakeout in the industry.

ALL  QUIET  ON THE CONSOLIDATION FRONT

      This quarter, Deutsche Telekom closed on its acquisition of VoiceStream, despite concern expressed by U.S. legislators over the fact that the German government was still Duetsche Telekom's largest shareholder. Although this could be perceived as a sign that political resistance to global consolidation is waning, recent events--most notably the European Union's rejection of the proposed General Electric/Honeywell International merger--lead us to believe otherwise.

      This does not preclude consolidation within Europe itself. In fact, rumors continue to surface about other possible mergers in Scandavia and the Iberian Peninsula (Spain and Portugal). We will have to wait and see if these rumors have any substance. Also, European telecommunication companies have gotten themselves in a bit of a debt bind from paying lavish sums for "third generation" wireless spectrum. This may also make the economic argument for consolidation more compelling.

INVESTMENT SCORECARD

      Small domestic wireless companies such as Rural Cellular and Centennial Cellular posted excellent gains this quarter. Small group broadcasters Paxson Communications and Price Communications Corp. delivered good returns. Multimedia giants AOL Time Warner and News Corp. also excelled. In general, our Asian investments in telecommunications companies performed well.

     Large European telecommunication stocks dominated our laggard's list, with stocks such as Cable & Wireless, Vodafone, British Telecomm, France Telecom, Deutsche Telekom, and Telefonica de Espana retreating substantially. Leading telecommunication equipment manufacturers such as Nortel Networks, Lucent, and JDS Uniphase were also hit hard.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of June 30, 2001.

AT&T CORP. (T - $22.00 - NYSE) provides voice, data and video communications services to large and small businesses, as well as consumers and government entities. AT&T and its subsidiaries furnish domestic and international long distance, regional, local and wireless communications services, cable television and Internet communications services. Recently, the company announced that it would split into four separate companies. After the restructuring, AT&T Wireless will be converted from a tracking stock to an independent asset-based stock. AT&T Broadband, which includes cable, will have an initial public offering ("IPO") for a tracking stock, and within 12 months of the IPO the tracking stock is expected to be converted to an asset-based stock. AT&T Consumer will become a new consumer tracking stock that will mirror the performance of the companies' residential long distance and WorldNet Internet access business. AT&T's principal unit would be AT&T Business, and shareholders would ultimately own all four. Recently, Comcast Corp. (CCZ - $50.10 - NYSE) submitted an unsolicited bid to acquire the cable assets of AT&T for $58 billion in Comcast stock and assumed debt. AT&T management is reviewing this bid.

CENTURYTEL INC. (CTL - $30.30 - NYSE), based in Monroe, Louisiana, is the eighth largest local telephone company in the U.S., with over 1.8 million access lines in the South and Midwest. CenturyTel also has over 740,000 cellular customers. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. With the $2.2 billion acquisition of Portland-based Pacific Telecom, CenturyTel has added seven states, ten cellular markets and 640,000 access lines to its customer base. The acquired operations have nearly doubled Century's revenues. The company is in the process of acquiring recently announced 475,000 access lines in 3 states for $1.5 billion. The company continues to build value through other ventures, primarily its long distance and competitive local exchange carrier operations.

COMMONWEALTH TELEPHONE ENTERPRISES INC. (CTCO - $42.25 - NASDAQ) located in Dallas, PA, is an incumbent local exchange carrier ("ILEC") with over 421,000 access lines in rural Pennsylvania. Prior to 1997, the company was part of C-Tec Corp. and was controlled by Kiewit Diversified Group, Inc., a construction conglomerate based in Omaha, NE. The company was formed as part of a three-way tax-free reorganization of C-Tec in 1997. Level 3 Communications (LVLT - $5.49 - Nasdaq), an emerging broadband carrier and a successor to Kiewit Diversified Group, currently owns 46.3% of Commonwealth Telephone. The company provides local, long distance and Internet services and services to over 320,000 incumbent (ILEC) and 101,000 competitive ("CLEC") access lines. The company recently restructured its CLEC operations by exiting several unprofitable markets and is now focused on growing revenue and cash flow in the remaining three CLEC markets.

LIBERTY MEDIA GROUP (LMG'A - $17.49 - NYSE), run by savvy media investor John Malone, is engaged in businesses that provide programming services (including production, acquisition and distribution through all media formats) as well as businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally-branded entertainment networks such as Discovery Channel, USA Network, QVC, Encore and STARZ! Liberty's investment portfolio also includes interests in international video distribution businesses, international telephony and domestic wireless companies, plant and equipment manufacturers, and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T, though they are scheduled to be spun off to the tracking stock shareholders in August 2001.

NEXTEL COMMUNICATIONS INC. (NXTL - $17.50 - NASDAQ) is the last remaining independent national wireless carrier in the U.S., servicing over 7.2 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel International, a wholly-owned international subsidiary of Nextel, serves about 900,000 wireless customers in Latin America and has licenses covering over 230 million people in Brazil, Argentina, Mexico, Peru and Chile. Nextel's investment portfolio is currently valued at close to $2.0 billion.

RURAL CELLULAR CORP. (RCCC - $45.30 - NASDAQ) is a regional cellular carrier located in Alexandria, Minnesota. The company was founded in 1990 and went public in 1996. Through a series of acquisitions, RCCC has grown from serving 50,000 subscribers 5 years ago to over 590,000 customers now. The company has cellular licenses covering over 7.7 million people in five clusters primarily in rural areas of the country. Rural Cellular is an important roaming partner for several national wireless providers such as AT&T Wireless and Verizon Wireless.

TELEPHONE & DATA SYSTEMS INC. (TDS - $108.75 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular Corp. (USM - $57.65 -
AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless, which has recently been acquired by Deutsche Telekom (DT - $22.45 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telekom valued at over $2.7 billion. As part of the VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.

TELUS CORP. (TU - $21.00 - NYSE) is the incumbent provider of telecommunications services in British Columbia and Alberta. In a transforming event, the company's new CEO, Darryn Entwhistle, spearheaded the acquisition of Clearnet Communications. This transaction gives Telus instant entry into the national wireless communications market and provides numerous opportunities to share expertise across the companies to create significant new value.

UNITED STATES CELLULAR CORP. (USM - $57.65 - AMEX) is an 81% owned subsidiary of TDS and is a wireless carrier with cellular licenses covering over 25 million people primarily in rural and suburban markets. The company currently serves about 3 million subscribers and is an important roaming partner for national wireless carriers such as AT&T Wireless Group (AWE - $16.35 - NYSE), Verizon Communications (VZ - $53.50 -NYSE), and Sprint PCS Group (PCS - $24.15 - NYSE).

VERIZON COMMUNICATIONS (VZ - $53.50 - NYSE) was formed by the merger of Bell Atlantic and GTE, and the combination of the wireless assets of the combined company with the U.S. assets of Vodafone Group plc (VOD - $22.35 - NYSE). Verizon is one of the world's leading providers of high-growth communications services. Verizon is the largest domestic local phone provider with about 64 million access lines and is also the largest national wireless carrier servicing 28 million wireless customers. Verizon is also a major data service provider and a key player in print and on-line directory information business. Verizon's global presence extends to 40 countries in the Americas, Europe, Asia and the Pacific.

SPECIAL NOTE

      It is with deep sorrow that we report the passing of our valued friend and Director, Felix J. Christiana. The Board of Directors acknowledges with great appreciation the passionate contributions, guidance and friendship given by Mr. Christiana during his long association with The Gabelli Global Telecommunications Fund. The Board of Directors and Officers of the Fund will greatly miss Mr. Christiana.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly

participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                 WHEN
                       ---                 ----

      Special Chats:   Mario J. Gabelli    First Monday of each month
                       Howard Ward         First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       AUGUST            SEPTEMBER        OCTOBER
                       ------            ---------        -------

      1st Wednesday    Caesar Bryan      Walter Walsh     Ivan Arteaga
      2nd Wednesday    Ivan Arteaga      Caesar Bryan     Tim O'Brien
      3rd Wednesday    Linda Caulkin     Hart Woodson     Susan Byrne
      4th Wednesday    Tim O'Brien       Barbara Marcin   Caesar Bryan
      5th Wednesday    Barbara Marcin                     Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      The problems confronting the global telecommunications industry are not going to disappear tomorrow. It is going to take time for demand to catch up to excess capacity. However, for the time being, the building boom is over and the number of prospective tenants is growing more rapidly than many investors recognize. We believe supply/demand dynamics will improve considerably over the next year as the global economy regains momentum. If we are right, selected global telecommunications stocks are bargains at current prices.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABTX. Please call us during the business day for further information.

                            Sincerely,

        /S/ MARIO J. GABELLI                     /S/ MARC GABELLI
        MARIO J. GABELLI, CFA                    MARC GABELLI
        Team Portfolio Manager and               Associate Portfolio Manager
        Chief Investment Officer

                                                 /S/ IVAN ARTEAGA
                                                 IVAN ARTEAGA, CFA
                                                 Associate Portfolio Manager

August 8, 2001

--------------------------------------------------------------------------------

                                SELECTED HOLDINGS
                                  JUNE 30, 2001
                                  -------------

AT&T Corp.
CenturyTel Inc.
Commonwealth Telephone Enterprises Inc.
Liberty Media Group
Nextel Communications Inc.


Rural Cellular Corp.
Telephone & Data Systems Inc.
TELUS Corp.
United States Cellular Corp.
Verizon Communications
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL RETURNS -- JUNE 30, 2001 (A)
                   -------------------------------------------


                                                              CLASS A SHARES        CLASS B SHARES       CLASS C SHARES
                                                              --------------        ---------------      --------------
  1 Year ..............................................         (25.73)%              (26.21)%              (26.23)%
                                                                (30.00)%(b)           (29.91)%(c)           (26.96)%(c)
  Inception of share class (March 1, 2001) ............         (26.58)%              (26.98)%              (26.99)%
                                                                (29.77)%(b)           (29.73)%(c)           (27.53)%(c)


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A, Class B and Class C Shares. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (c) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       MARKET
  SHARES                                             COST              VALUE
  ------                                             ----              -----

              COMMON STOCKS -- 97.2%
              AEROSPACE -- 1.3%
    100,000   Lockheed Martin Corp. ........... $   2,646,248    $    3,705,000
                                                -------------    --------------
              BROADCASTING -- 1.3%
     25,310   CanWest Global
               Communications Corp. ...........       345,737           242,723
     35,434   CanWest Global
               Communications Corp.,
               Cl. A ..........................       407,389           343,469
     30,000   Chris-Craft Industries Inc.+ ....     1,848,241         2,142,000
     70,000   Paxson Communications
               Corp., Cl. A+ ..................       735,045           945,000
      2,000   TiVo Inc.+ ......................        21,375            11,000
                                                -------------    --------------
                                                    3,357,787         3,684,192
                                                -------------    --------------
              BUSINESS SERVICES -- 1.7%
      9,000   Carlisle Holdings Ltd.+ .........        48,250            46,260
      4,000   Convergys Corp.+ ................        53,716           121,000
     16,000   Donnelley (R.H.) Corp. ..........       214,432           512,000
     68,000   Galileo International Inc. ......     1,300,168         2,210,000
     37,000   IDT Corp.+ ......................       328,471           499,500
     37,000   IDT Corp., Cl. B+ ...............       263,689           407,000
     70,000   Securicor Group plc .............             0           160,964
      6,000   StarTek Inc.+ ...................       115,866           135,600
     12,600   Vivendi Universal SA ............       566,512           734,406
      4,000   Vivendi Universal SA, ADR .......       289,556           232,000
                                                -------------    --------------
                                                    3,180,660         5,058,730
                                                -------------    --------------
              CABLE -- 3.6%
     15,000   Adelphia Communications
               Corp., Cl. A+ ..................       673,955           615,000
     11,500   Austar United Communications
               Ltd.+ ..........................        40,409             4,207
     32,000   Cablevision Systems Corp.,
               Cl. A+ .........................     1,834,578         1,872,000
     35,000   Charter Communications
               Inc., Cl. A+ ...................       577,187           817,250
     27,000   Comcast Corp., Cl. A ............       214,182         1,159,650
     27,000   Comcast Corp., Cl. A, Special ...       214,182         1,171,800
     11,550   Cox Communications Inc.+ ........       407,137           511,665
     15,000   Mediacom
               Communications Corp.+ ..........       160,875           210,000

    110,560   NTL Inc.+ .......................     3,288,265         1,332,248
     15,000   Rainbow Media Group+ ............       304,867           387,000
     35,090   Telewest Communications
               plc, ADR+ ......................       620,642           443,888
    230,000   UnitedGlobalCom Inc., Cl. A+ ....     4,240,707         1,989,500
                                                -------------    --------------
                                                   12,576,986        10,514,208
                                                -------------    --------------

                                                                       MARKET
  SHARES                                             COST              VALUE
  ------                                             ----              -----

              COMMUNICATIONS EQUIPMENT -- 3.8%
     30,000   360networks Inc.+ ...............    $   91,007        $    6,300
     30,000   Agere Systems Inc., Cl. A+ ......       162,000           225,000
    200,000   Allen Telecom Inc.+ .............     1,004,999         3,000,000
    120,000   Champion Technology
               Holdings, ADR ..................        81,258            15,384
     20,000   Communications Systems Inc. .....       200,492           150,000
      8,000   Copper Mountain
               Networks Inc.+ .................        51,375            32,800
     32,000   Ericsson (L.M.) Telephone
               Co., Cl. B, ADR ................        55,422           173,440
    170,000   Furukawa Electric Co. Ltd. ......     3,114,107         1,356,286
      2,500   General Semiconductor Inc. ......        33,120            26,150
     90,000   GN Store Nord A/S ...............       468,607           808,532
      7,000   JDS Uniphase Corp.+ .............       185,912            87,500
      3,500   L-3 Communications
               Holdings Inc.+ .................        77,000           267,050
     30,000   Lucent Technologies Inc. ........       481,900           186,000
    100,000   Motorola Inc. ...................     2,118,906         1,656,000
     28,000   Nokia Corp., Cl. A, ADR .........        67,091           617,120
    120,000   Nortel Networks Corp. ...........     4,788,227         1,090,800
     22,000   Scientific-Atlanta Inc. .........       179,954           893,200
        750   Siemens AG, ADR .................        23,625            46,417
    300,000   Time Engineering Berhad+ ........       316,448            97,109
     15,000   TNT Post Group NV, ADR ..........       198,278           310,500
                                                -------------    --------------
                                                   13,699,728        11,045,588
                                                -------------    --------------
              COMPUTER SOFTWARE AND SERVICES -- 0.4%
      1,000   America Online Latin
               America Inc.+ ..................         8,750             8,990
      4,500   Covad Communications
               Group Inc.+ ....................        10,906             4,545
      3,230   EarthLink Inc.+ .................        45,250            45,543
     22,000   El Sitio Inc. ...................        96,182             8,580
    210,000   Genuity Inc.+ ...................     1,568,186           655,200
      2,000   Geoworks Corp. ..................        10,481             3,000
      2,500   Korea Thrunet Co. Ltd., Cl. A+ ..         5,469             6,250
     45,000   NBC Internet Inc., Cl. A+ .......       371,072            97,200
     24,000   Net2Phone Inc.+ .................       773,313           144,000
     15,000   T-Online International AG+ ......       238,911           125,461
      1,000   Via Net.Works Inc.+ .............         2,625             1,540
                                                -------------    --------------
                                                    3,131,145         1,100,309
                                                -------------    --------------
              DIVERSIFIED INDUSTRIAL -- 0.2%
      5,330   Bouygues SA .....................        81,078           180,127
     50,000   Hutchison Whampoa Ltd. ..........       487,170           504,832
                                                -------------    --------------
                                                      568,248           684,959
                                                -------------    --------------

                See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       MARKET
  SHARES                                             COST              VALUE
  ------                                             ----              -----


              COMMON STOCKS(CONTINUED)
              ENERGY AND UTILITIES -- 3.5%
    243,000   Conectiv Inc. ................... $   4,012,044    $    5,248,800
    170,000   El Paso Electric Co.+ ...........     1,567,625         2,718,300
     12,000   Florida Public Utilities Co. ....       189,600           208,320
      8,000   Montana Power Co. ...............       199,877            92,800
     36,000   SCANA Corp. .....................       919,671         1,022,400
      9,000   SJW Corp. .......................     1,034,250           769,500
                                                -------------    --------------
                                                    7,923,067        10,060,120
                                                -------------    --------------
              ENTERTAINMENT -- 4.2%
      6,000   AOL Time Warner Inc.+ ...........       296,700           318,000
      5,050   Fisher Communications Inc. ......       334,622           368,094
     74,000   Gemstar-TV Guide
               International Inc.+ ............     2,583,822         3,152,400
     27,000   Liberty Digital Inc.+ ...........       266,422           164,430
    458,000   Liberty Media Group, Cl. A+ .....     2,494,721         8,010,420
     62,000   Metromedia International
               Group Inc.+ ....................       534,239           203,980
                                                -------------    --------------
                                                    6,510,526        12,217,324
                                                -------------    --------------
              EQUIPMENT AND SUPPLIES -- 0.2%
      6,000   Amphenol Corp., Cl. A+ ..........        93,917           240,300
     20,000   Thyssen Krupp AG+ ...............       367,787           262,436
                                                -------------    --------------
                                                      461,704           502,736
                                                -------------    --------------
              PUBLISHING -- 1.5%
     53,000   Harcourt General Inc. ...........     2,666,286         3,084,070
     16,000   Media General Inc., Cl. A .......       751,124           736,000
      8,000   News Corp. Ltd., ADR ............       179,087           297,200
     21,280   Seat-Pagine Gialle SpA ..........        35,453            21,888
     12,000   Telegraaf Holdingsmij - CVA .....       279,359           213,335
                                                -------------    --------------
                                                    3,911,309         4,352,493
                                                -------------    --------------
              SATELLITE -- 3.6%
        500   Asia Satellite
               Telecommunications
               Holdings Ltd., ADR .............         9,753             8,975
      1,000   British Sky Broadcasting
               Group, ADR .....................        36,400            60,000
     53,000   EchoStar Communications
               Corp., Cl. A+ ..................       405,634         1,718,260
    195,000   General Motors Corp., Cl. H+ ....     4,509,689         3,948,750
     50,000   Liberty Satellite &
               Technology Inc., Cl. A+ ........       268,836           127,500
    295,000   Loral Space &
               Communications Ltd.+ ...........     1,723,489           826,000
      2,000   Orbital Sciences Corp.+ .........        17,725             7,760
     85,000   PanAmSat Corp.+ .................     2,527,325         3,304,800
     20,000   Pegasus Communications Corp.+ ...       431,336           450,000
     10,000   PT Indosat Tbk, ADR .............       146,877            89,500
                                                -------------    --------------
                                                   10,077,064        10,541,545
                                                -------------    --------------

                                                                       MARKET
  SHARES                                             COST              VALUE
  ------                                             ----              -----

              TELECOMMUNICATIONS: BROADBAND -- 0.9%
     19,000   Adelphia Business Solutions Inc.+ $     100,000    $       77,900
     75,000   BroadWing Inc.+ .................     1,521,941         1,833,750
      4,500   Choice One Communications Inc.+ .        87,437            30,330
      3,500   Colt Telecom Group plc+ .........        27,891            98,000
      2,000   Davel Communications
               Group Inc.+ ....................         3,250               120
     17,000   Golden Telecom Inc. .............       171,518           238,000
      5,000   Intermedia Communications Inc.+ .        58,807            74,500
      2,000   Jazztel plc, ADR+ ...............        33,014            11,860
     30,000   Metromedia Fiber Network
               Inc., Cl. A+ ...................       306,963            61,200
     20,000   NorthPoint Communications
               Group Inc.+ ....................        11,250               900
    100,000   Pacific Century
               CyberWorks Ltd. ................       199,771            28,527
      5,000   Startec Global
               Communications Corp.+ ..........        40,321               750
     60,000   United Pan-Europe
               Communications NV,
               Cl. A, ADR+ ....................       656,115           151,200
     75,000   XO Communications Inc.,
               Cl. A+ .........................     1,345,006           144,000
                                                -------------    --------------
                                                    4,563,284         2,751,037
                                                -------------    --------------
              TELECOMMUNICATIONS: LOCAL-- 19.0%
     96,924   Aliant Inc. .....................     1,671,886         2,193,877
      3,000   Allegiance Telecom Inc.+ ........        28,500            44,970
     77,000   ALLTEL Corp. ....................     3,207,547         4,717,020
     80,000   AT&T Canada Inc., Cl. B+ ........     2,425,914         2,410,400
     15,200   Atlantic Tele-Network Inc. ......       129,263           201,552
    100,000   BellSouth Corp. .................     2,927,888         4,027,000
      9,000   Brasil Telecom
               Participacoes SA, ADR ..........       505,242           378,090
    290,000   CenturyTel Inc. .................     9,036,477         8,787,000
    326,800   Citizens Communications Co. .....     3,086,453         3,931,404
    124,817   Commonwealth Telephone
               Enterprises Inc.+ ..............     3,303,469         5,273,518
     41,400   Commonwealth Telephone
               Enterprises Inc., Cl. B+ .......       530,014         1,821,600
     40,000   Conestoga Enterprises Inc. ......       903,430         1,182,000
    270,000   CoreComm Ltd.+ ..................     1,869,820            51,300
     10,000   E.Spire Communications Inc. .....        50,000             1,000
     25,000   Eircom plc ......................        43,927            27,408
     30,000   Electric Lightwave Inc., Cl. A+ .       275,687            39,300
    150,000   First Pacific Co. Ltd. ..........        90,040            32,502
     15,000   First Pacific Co. Ltd., ADR .....        54,312            16,251
     48,000   McLeodUSA Inc., Cl. A+ ..........       198,321           220,320
     65,000   RCN Corp.+ ......................       582,157           356,850
    250,000   Rogers Communications Inc.,
               Cl. B, ADR+ ....................     2,790,828         3,787,500

                See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       MARKET
  SHARES                                             COST              VALUE
  ------                                             ----              -----

              COMMON STOCKS (CONTINUED)
              TELECOMMUNICATIONS: LOCAL -- (CONTINUED)
    120,000   SBC Communications Inc. ......... $   3,995,384    $    4,807,200
     10,500   Shenandoah
               Telecommunications Co. .........       262,258           306,600
    350,000   Sonera Oyj ......................     5,027,296         2,728,912
     25,693   Tele Norte Leste Participacoes
               SA, ADR ........................       368,347           392,075
     20,000   Telecom Argentina Stet France
               Telecom SA, ADR ................       444,848           309,000
  1,000,000   TelecomAsia Corp. Public
               Co. Ltd. .......................       687,194           414,105
      3,000   Time Warner Telecom Inc.,
               Cl. A+ .........................        42,000           100,560
    130,000   Verizon Communications ..........     5,862,326         6,955,000
                                                -------------    --------------
                                                   50,400,828        55,514,314
                                                -------------    --------------
              TELECOMMUNICATIONS: LONG DISTANCE -- 6.3%
    271,994   AT&T Corp. ......................     7,956,761         5,983,868
     20,000   Call-Net Enterprises Inc.+ ......        11,554            14,497
        422   KDDI Corp. ......................     2,051,047         1,969,313
     26,000   Embratel Participacoes
               SA, ADR+ .......................       505,937           194,480
     75,000   General Communication
               Inc., Cl. A+ ...................       341,095           907,500
    128,000   Global Crossing Ltd.+ ...........     3,389,888         1,105,920
    150,000   Qwest Communications
               International Inc.+ ............     5,683,498         4,780,500
    150,000   Sprint FON Group ................     3,120,623         3,204,000
      5,000   Telegroup Inc.+ .................        20,540                22
     50,000   Viatel Inc.+ ....................       529,547             3,000
        480   WorldCom Inc. - MCI Group .......         9,475             7,728
     12,000   WorldCom Inc. - WorldCom
               Group+ .........................       220,500           170,400
                                                -------------    --------------
                                                   23,840,465        18,341,228
                                                -------------    --------------
              TELECOMMUNICATIONS: NATIONAL -- 17.8%
        500   Avaya Inc.+ .....................         4,138             6,850
    240,000   BCE Inc. ........................     6,608,711         6,312,000
     11,000   British Telecommunications
               plc, ADR .......................     1,018,717           711,150
     15,000   Cable & Wireless plc ............       200,153            88,235
    265,000   Cable & Wireless plc, ADR .......     8,012,097         4,770,000
 13,236,363   Cable & Wireless Jamaica Ltd. ...       406,749           688,387
      6,000   China Unicom Ltd., ADR+ .........       104,451           106,200
     64,000   Compania de Telecomunicaciones
               de Chile SA, ADR ...............       988,703           901,120
    434,000   Deutsche Telekom AG, ADR ........     5,419,909         9,743,300
     80,000   Elisa Communications
               Oyj, Cl. A .....................     2,004,326         1,307,778
      3,000   France Telecom SA, ADR ..........       177,088           144,900

                                                                       MARKET
  SHARES                                             COST              VALUE
  ------                                             ----              -----

      4,707   Hellenic Telecommunications
               Organization SA ................ $      76,629    $       61,525
      3,500   Hellenic Telecommunications
               Organization SA, ADR+ ..........        41,663            22,435
      8,000   Hungarian Telephone &
               Cable Corp.+ ...................        54,232            42,000
         80   Japan Telecom Co. Ltd. ..........     1,328,442         1,661,380
      5,000   Korea Telecom Corp. .............       183,166           199,930
     30,964   KPN NV, ADR .....................       272,242           175,256
        500   Magyar Tavkozlesi Rt, ADR .......         9,650             7,475
        237   Nippon Telegraph &
               Telephone Corp. ................     2,324,781         1,235,211
     11,500   Nippon Telegraph &
               Telephone Corp., ADR ...........       514,463           305,900
      2,000   Pakistan Telecommunications,
               GDR (a) ........................       155,766            56,227
     85,000   Philippine Long Distance
               Telephone Co., ADR .............     1,873,348         1,194,250
     61,200   Portugal Telecom SA, ADR ........       233,785           422,892
     21,600   PT Telekomunikasi
               Indonesia, ADR .................       229,279           120,096
     10,000   Rostelecom, ADR .................        79,578            52,500
    100,000   Singapore
               Telecommunications Ltd. ........       196,150           104,284
    158,000   Swisscom AG, ADR ................     4,816,362         3,768,300
     20,000   Tele Danmark A/S, ADR ...........       333,831           367,600
     22,000   Telecom Corp. of
               New Zealand Ltd., ADR ..........       521,825           399,300
    190,000   Telecom Italia SpA ..............       442,119         1,704,988
     18,000   Telecom Italia SpA, ADR .........       841,383         1,584,000
  3,355,677   Telecomunicacoes de Rio de
               Janeiro SA .....................       148,557            81,878
    127,980   Telefonica SA, ADR ..............     4,433,511         4,765,975
      5,653   Telefonica SA, BDR+ .............       110,881            70,006
     50,000   Telefonos de Mexico SA,
               Cl. L, ADR .....................       582,472         1,754,500
    304,000   Telekom Malaysia Berhad .........     1,432,905           704,030
      2,400   Telstra Corp. Ltd., ADR .........        47,304            33,336
     71,079   TELUS Corp. .....................     1,343,713         1,601,849
    201,015   TELUS Corp., Non-Voting .........     4,708,265         4,365,860
      8,075   Thai Telephone &
               Telecom, GDR+ (a) ..............       100,542             2,422
      3,000   Veba AG .........................       126,255           155,938
                                                -------------    --------------
                                                   52,508,141        51,801,263
                                                -------------    --------------
              WIRELESS COMMUNICATIONS -- 27.9%
     40,000   ABC Communications
               Holdings Ltd. ..................        20,301             2,000
     14,000   AirGate PCS Inc.+ ...............       579,788           728,000
    100,000   America Movil, SA de CV,
               Cl. L, ADR+ ....................     1,445,440         2,086,000
    290,000   AT&T Wireless Group+ ............     7,884,579         4,741,500


                See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       MARKET
  SHARES                                             COST              VALUE
  ------                                             ----              -----

              COMMON STOCKS (CONTINUED)
              WIRELESS COMMUNICATIONS -- (CONTINUED)
        501   Celular CRT Participacoes ....... $         206    $          208
     46,000   Centennial Cellular Corp., Cl. A+       752,980           606,740
      7,000   China Mobile
               (Hong Kong) Ltd., ADR+ .........       218,956           187,530
     70,000   CP Pokphand, ADR+ ...............       276,725            34,776
     65,000   Dobson Communications
               Corp., Cl. A+ ..................       834,251         1,108,250
     10,000   Easycall Group+ .................         9,532               325
    240,000   Europolitan Holdings AB .........       220,306         1,477,260
     42,988   Grupo Iusacell SA de CV, ADR+ ...       478,228           297,047
     26,000   Himachal Futuristic (a) .........       141,200           156,000
     44,000   Leap Wireless International Inc.+       561,750         1,333,200
    130,000   Libertel NV+ ....................     1,796,158         1,150,063
     14,000   Metricom Inc.+ ..................       170,375            24,220
      2,500   Metrocall Inc.+ .................           225               125
    132,700   Microcell
               Telecommunications Inc.+ .......     2,551,918         1,207,570
      3,000   Motient Corp.+ ..................         2,250             3,210
    500,000   Nextel Communications Inc.,
               Cl. A+ .........................    11,799,814         8,750,000
    120,000   Nextel Partners Inc., Cl. A+ ....     2,314,987         1,862,400
        300   NTT DoCoMo Inc. .................     3,863,489         5,219,877
     23,000   Orange SA+ ......................       199,064           186,922
     10,000   PNV.net Inc. ....................        16,719               100
    110,000   Price Communications Corp.+ .....     1,217,524         2,220,900
    284,000   Rogers Wireless
               Communications Inc., Cl. B+ ....     4,418,058         4,904,680
     40,000   Rural Cellular Corp., Cl. A+ ....       871,441         1,812,000
    145,000   SK Telecom Co. Ltd., ADR ........     1,732,957         2,450,500
    173,000   Sprint PCS Group+ ...............     5,986,116         4,177,950
     80,000   Technology Resources Industries .       309,067            41,265
      2,300   Tele Celular Sul
               Participacoes SA, ADR ..........        37,449            46,460
      7,666   Tele Centro Oeste Celular
               Participacoes SA, ADR ..........        22,224            66,311
        460   Tele Leste Celular
               Participacoes SA, ADR ..........        12,153            18,492
      1,150   Tele Nordeste Celular
               Participacoes SA, ADR ..........        16,568            37,490
        460   Tele Norte Celular
               Participacoes SA, ADR ..........         7,079            12,420
      5,000   Telecel-Comunicacaoes
               Pessoais SA, ADR ...............        67,584            40,847
    901,000   Telecom Italia Mobile SpA .......     3,560,855         4,591,802
     23,400   TeleCorp PCS Inc., Cl. A+ .......       483,432           453,258
      1,150   Telemig Celular Participacoes
               SA, ADR ........................        30,497            47,495

                                                                       MARKET
  SHARES                                             COST              VALUE
  ------                                             ----              -----


    205,000   Telephone & Data Systems Inc. ... $  12,401,114    $   22,293,750
  5,272,417   Telesp Celular Participacoes SA .         2,665            28,766
      9,200   Telesp Celular Participacoes
               SA, ADR ........................       284,292           139,380
     68,000   Teligent Inc., Cl. A+ ...........       383,389            14,960
     20,000   Total Access
               Communications plc+ ............       126,250            45,000
     12,000   Triton PCS Holdings Inc., Cl. A+        356,251           492,000
     70,000   United States Cellular Corp.+ ...     4,185,732         4,035,500
     12,000   Vimpel Communications, ADR+ .....       226,544           196,920
     11,848   Vodafone Group plc ..............        57,031            26,244
     51,000   Vodafone Group plc, ADR .........       775,958         1,139,850
     20,000   Western Wireless Corp., Cl. A+ ..       559,998           860,000
     53,000   Winstar Communications Inc.+ ....        24,910             2,438
                                                -------------    --------------
                                                   74,296,379        81,360,001
                                                -------------    --------------
              TOTAL COMMON STOCKS .............   273,653,569       283,235,047
                                                -------------    --------------

              PREFERRED STOCKS -- 0.6%
              ENTERTAINMENT -- 0.0%
      1,500   Metromedia International
               Group Inc.,
               7.25% Cv. Pfd. .................        61,513            22,500
                                                -------------    --------------
              TELECOMMUNICATIONS: LOCAL -- 0.4%
     22,000   Citizens Communications Co.,
               5.00% Cv. Pfd. .................     1,243,373         1,100,000
                                                -------------    --------------
              TELECOMMUNICATIONS: NATIONAL -- 0.2%
     12,000   Philippine Long Distance
               Telephone Co.,
               $3.50 Cv. Pfd., Ser. III .......       568,475           373,200
     43,797   Telecomunicacoes de Parana
               SA, Pfd. .......................           474               260
                                                -------------    --------------
                                                      568,949           373,460
                                                -------------    --------------
              WIRELESS COMMUNICATIONS -- 0.0%
 19,593,149   Tele Sudeste Celular
               Participacoes SA, Pfd. .........       118,824            78,731
    197,928   Telesp Celular Participacoes
               SA, Pfd.+ ......................        40,511             1,208
                                                -------------    --------------
                                                      159,335            79,939
                                                -------------    --------------
              TOTAL PREFERRED STOCKS ..........     2,033,170         1,575,899
                                                -------------    --------------
              RIGHTS -- 0.0%
              TELECOMMUNICATIONS: LOCAL -- 0.0%
    315,789   TelecomAsia Corp. Public Co.
               Ltd., Rights ...................             0                 0
                                                -------------    --------------

                See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       MARKET
  SHARES                                             COST              VALUE
  ------                                             ----              -----

              CORPORATE BONDS -- 0.4%
              TELECOMMUNICATIONS: NATIONAL -- 0.3%
 $1,000,000   Telekom Malaysia Berhad,
               4.00%, 10/03/04 (a) ............ $   1,000,042    $      938,750
  1,000,000   Winstar Communications Inc.,
               12.50%, 04/15/08 ...............        21,149            15,000
                                                -------------    --------------
                                                    1,021,191           953,750
                                                -------------    --------------
              WIRELESS COMMUNICATIONS -- 0.1%
    250,000   Technology Resources Industries,
               Sub. Deb. Cv.+
               2.75%, 05/29/02 (a) ............       250,000           258,750
                                                -------------    --------------
              TOTAL CORPORATE BONDS ...........     1,271,191         1,212,500
                                                -------------    --------------

              U.S. GOVERNMENT OBLIGATIONS -- 1.6%
  4,737,000   U.S. Treasury Bill,
               3.49% to 3.99%++,
               due 07/05/01 to 09/13/01 .......     4,712,642         4,711,992
                                                -------------    --------------
              TOTAL
               INVESTMENTS -- 99.8% ............$ 281,670,572       290,735,438
                                                =============
              OTHER ASSETS AND LIABILITIES (NET) -- 0.2%                603,262
                                                                 --------------
              NET ASSETS -- 100.0%                               $  291,338,700
                                                                 ==============

   ------------------------
              For Federal tax purposes:
              Aggregate cost ................................    $  281,670,572
                                                                 ==============
              Gross unrealized appreciation .................    $   61,824,488
              Gross unrealized depreciation .................       (52,759,622)
                                                                 --------------
              Net unrealized appreciation ...................    $    9,064,866
                                                                 ==============

 PRINCIPAL                                         SETTLEMENT       UNREALIZED
  AMOUNT                                             DATE          APPRECIATION
  ------                                             ----          ------------

              FORWARD FOREIGN EXCHANGE CONTRACTS
 $5,626,580(b) Deliver Hong Kong Dollars
                in exchange for
                USD 721,438 ...................    08/03/01              $3,562
                                                                         ======
------------------------

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of Rule 144A securities amounted to $1,412,149 or 0.5% of total net assets.
(b)  Principal  amount  denoted in Hong Kong  Dollars.
+    Non-income producing security.
++   Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
BDR - Brazilian Depositary Receipt.
GDR - Global Depositary Receipt.
USD - U.S. Dollars.
                                     % OF
                                    MARKET          MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE          VALUE
    --------------------------      ------       --------------
    North America .................  73.9%        $214,787,097
    Europe ........................  14.8%          42,984,304
    Asia/Pacific Rim ..............   4.3%          12,495,513
    Japan .........................   4.0%          11,747,967
    Latin America .................   3.0%           8,720,557
                                    ------        ------------
                                    100.0%        $290,735,438
                                    ======        ============

                 See accompanying notes to financial statements.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $281,670,572) ............  $290,735,438
  Cash and foreign currency, at value
    (Cost $60,841) .....................................        60,756
  Receivable for investments sold ......................       550,482
  Receivable for Fund shares sold ......................       101,303
  Dividends, reclaims and interest receivable ..........       451,061
  Net unrealized appreciation on
    forward foreign exchange contracts .................         3,562
  Other assets .........................................        11,729
                                                          ------------
  TOTAL ASSETS .........................................   291,914,331
                                                          ------------
LIABILITIES:
  Payable for investments purchased ....................        69,647
  Payable for Fund shares redeemed .....................        49,102
  Payable for investment advisory fees .................       237,218
  Payable for distribution fees ........................        59,700
  Other accrued expenses ...............................       159,964
                                                          ------------
  TOTAL LIABILITIES ....................................       575,631
                                                          ------------
  NET ASSETS applicable to 17,916,065
    shares outstanding .................................  $291,338,700
                                                          ============
NET ASSETS CONSIST OF:
  Capital stock, at par value ..........................  $     17,916
  Additional paid-in capital ...........................   284,644,709
  Accumulated net investment loss ......................      (479,971)
  Distributions in excess of net realized gain on
    investments and foreign currency transactions ......    (1,911,742)
  Net unrealized appreciation on investments
    and foreign currency transactions ..................     9,067,788
                                                          ------------
  TOTAL NET ASSETS .....................................  $291,338,700
                                                          ============
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Shares of capital stock outstanding
    ($0.001 par value) .................................    17,863,994
                                                            ==========
  Net Asset Value, offering and redemption
    price per share ....................................        $16.26
                                                                ======
  CLASS A:
  Shares of capital stock outstanding
    ($0.001par value) ..................................         7,117
                                                                ======
  Net Asset Value and redemption
    price per share ....................................        $16.25
                                                                ======
  Maximum offering price per share
  (NAV \ 0.9425, based on maximum sales
    charge of 5.75% of the offering price
    at June 30, 2001) ..................................        $17.24
                                                                ======
  CLASS B:
  Shares of capital stock outstanding
    ($0.001 par value) .................................        32,189
                                                                ======
  Net Asset Value and offering price per share .........        $16.17(a)
                                                                ======
  CLASS C:
  Shares of capital stock outstanding
    ($0.001 par value) .................................        12,765
                                                                ======
  Net Asset Value and offering price per share .........        $16.16(a)
                                                                ======
(a)Redemption price varies based on length of time held.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $119,356) .........  $  1,481,985
  Interest .............................................       437,700
                                                          ------------
  TOTAL INVESTMENT INCOME ..............................     1,919,685
                                                          ------------
EXPENSES:
  Investment advisory fees .............................     1,592,522
  Distribution fees ....................................       396,450
  Shareholder services fees ............................       252,779
  Custodian fees .......................................        51,215
  Shareholder communications expenses ..................        44,668
  Registration fees ....................................        27,496
  Legal and audit fees .................................         9,280
  Interest expense .....................................         7,004
  Directors' fees ......................................         4,522
  Miscellaneous expenses ...............................        13,720
                                                          ------------
  TOTAL EXPENSES .......................................     2,399,656
                                                          ------------
  NET INVESTMENT LOSS ..................................      (479,971)
                                                          ------------
NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS, AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized loss on investments
    and foreign currency transactions ..................      (794,922)
  Net change in unrealized appreciation/
    depreciation on investments and
    foreign currency transactions ......................   (26,304,185)
                                                          ------------
  NET REALIZED AND UNREALIZED
    LOSS ON INVESTMENTS AND
    FOREIGN CURRENCY TRANSACTIONS ......................   (27,099,107)
                                                          ------------
  NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS ..........................  $(27,579,078)
                                                          ============

                 See accompanying notes to financial statements.

                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                               SIX MONTHS ENDED
                                                                                 JUNE 30, 2001        YEAR ENDED
                                                                                  (UNAUDITED)      DECEMBER 31, 2000
                                                                               ----------------    -----------------
OPERATIONS:
  Net investment income (loss) ...............................................   $   (479,971)       $ 10,411,784
  Net realized gain (loss) on investments and foreign currency transactions ..       (794,922)         34,007,272
  Net change in unrealized appreciation/depreciation of investments
    and foreign currency transactions ........................................    (26,304,185)       (157,782,308)
                                                                                 ------------        ------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................    (27,579,078)       (113,363,252)
                                                                                 ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class AAA ................................................................             --         (10,347,402)
    Class A ..................................................................             --                (519)
    Class B ..................................................................             --              (3,780)
    Class C ..................................................................             --              (1,412)
                                                                                 ------------        ------------
                                                                                           --         (10,353,113)
                                                                                 ------------        ------------
  Net realized gain on investments
    Class AAA ................................................................             --         (34,136,243)
    Class A ..................................................................             --              (1,660)
    Class B ..................................................................             --             (13,067)
    Class C ..................................................................             --              (4,844)
                                                                                 ------------        ------------
                                                                                           --         (34,155,814)
                                                                                 ------------        ------------
  In excess of net realized gain on investments
    Class AAA ................................................................             --          (1,184,953)
    Class A ..................................................................             --                 (58)
    Class B ..................................................................             --                (454)
    Class C ..................................................................             --                (168)
                                                                                 ------------        ------------
                                                                                           --          (1,185,633)
                                                                                 ------------        ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ........................................             --         (45,694,560)
                                                                                 ------------        ------------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ..................................................................    (11,357,876)         27,919,304
  Class A ....................................................................        100,647              24,602
  Class B ....................................................................        407,998             173,449
  Class C ....................................................................        147,877              76,756
                                                                                 ------------        ------------
  Net increase (decrease) in net assets from capital share transactions ......    (10,701,354)         28,194,111
                                                                                 ------------        ------------
  NET DECREASE IN NET ASSETS .................................................    (38,280,432)       (130,863,701)
NET ASSETS:
  Beginning of period ........................................................    329,619,132         460,482,833
                                                                                 ------------        ------------
  End of period ..............................................................   $291,338,700        $329,619,132
                                                                                 ============        ============


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS  (UNAUDITED)
--------------------------------------------------------------------------------


1. ORGANIZATION. The Gabelli Global Telecommunications Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Directors, or a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------


FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 2001, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $394,822 and $52 for Class AAA and Class A, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class B and Class C incurred distribution costs of $947 and $629, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2001, other than short term securities, aggregated $28,182,687 and $28,088,688, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2001, the Fund paid brokerage commissions of $61,406 to Gabelli & Company, Inc. and its affiliates. During the six months ended June 30, 2001, Gabelli & Company, Inc. informed the Fund that it received $1,941 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 2001.

The average daily amount of borrowings within the six months ended June 30, 2001 was $230,840 with a related weighted average interest rate of 6.33%. The maximum amount borrowed at any time during the six months ended June 30, 2001 was $7,632,000.

8. MULTIPLE CLASSES OF SHARES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares). The New Share Classes were offered to the public as of March 1, 2000. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

9. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:


                                                         SIX MONTHS ENDED                     YEAR ENDED
                                                           JUNE 30, 2001                    DECEMBER 31, 2000
                                                     ----------------------------      ---------------------------
                                                       SHARES           AMOUNT           SHARES          AMOUNT
                                                     ----------      ------------      ----------    -------------
                                                              CLASS AAA                         CLASS AAA
                                                     ----------------------------      ---------------------------
Shares sold .......................................   3,470,021      $ 63,894,351       9,922,547     $254,505,979
Shares issued upon reinvestment of dividends ......          --                --       2,514,595       43,564,153
Shares redeemed ...................................  (4,294,111)      (75,252,227)    (10,836,864)    (270,150,828)
                                                     ----------      ------------      ----------    -------------
    Net increase (decrease) .......................    (824,090)     $(11,357,876)      1,600,278    $  27,919,304
                                                     ==========      ============      ==========    =============
                                                               CLASS A                            CLASS A
                                                     ----------------------------      ---------------------------
Shares sold .......................................       6,189      $    100,647           1,410       $   35,074
Shares issued upon reinvestment of dividends ......          --                --             129            2,237
Shares redeemed ...................................          --                --            (611)         (12,709)
                                                     ----------      ------------      ----------    -------------
    Net increase ..................................       6,189      $    100,647             928  $        24,602
                                                     ==========      ============      ==========    =============
                                                               CLASS B                            CLASS B
                                                     ----------------------------      ---------------------------
Shares sold .......................................      26,148      $    429,060           7,626    $     189,491
Shares issued upon reinvestment of dividends ......          --                --             988           17,088
Shares redeemed ...................................      (1,236)          (21,062)         (1,337)         (33,130)
                                                     ----------      ------------      ----------    -------------
    Net increase ..................................      24,912      $    407,998           7,277    $     173,449
                                                     ==========      ============      ==========    =============
                                                               CLASS C                            CLASS C
                                                     ----------------------------      ---------------------------
Shares sold .......................................       9,342      $    147,877           3,280   $       74,832
Shares issued upon reinvestment of dividends ......          --                --             372            6,424
Shares redeemed ...................................          --                --            (229)          (4,500)
                                                     ----------      ------------      ----------    -------------
    Net increase ..................................       9,342      $    147,877           3,423   $       76,756
                                                     ==========      ============      ==========    =============


THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



Selected data for a share of capital stock outstanding throughout each period:

                             INCOME FROM INVESTMENT OPERATIONS
                     ----------------------------------------------------
                                                    Net
                     Net Asset                  Realized and      Total
    Period             Value,         Net        Unrealized       from
     Ended           Beginning     Investment  Gain (Loss) on   Investment
  December 31        of Period       Income      Investments    Operations
  -----------        ----------    ----------    ------------   ----------
CLASS AAA
   2001 (a)           $ 17.63       $(0.03)        $(1.34)        $(1.37)
   2000                 26.95         0.59          (7.13)         (6.54)
   1999                 16.62         0.05          13.22          13.27
   1998                 13.32         0.01           4.60           4.61
   1997                 11.28         0.00(c)        3.59           3.59
   1996                 11.12         0.05           0.95           1.00
   1995                  9.73         0.06           1.51           1.57

CLASS A
   2001 (a)             17.61        (0.02)         (1.34)         (1.36)
   2000 (b)             28.51         0.60          (8.70)         (8.10)

CLASS B
   2001 (a)             17.59        (0.08)         (1.34)         (1.42)
   2000 (b)             28.51         0.44          (8.61)         (8.17)

CLASS C
   2001 (a)             17.58        (0.08)         (1.34)         (1.42)
   2000 (b)             28.51         0.45          (8.62)         (8.17)

                                       DISTRIBUTIONS
                    ------------------------------------------------------
                                                In Excess
                                   Net          of Net
    Period             Net       Realized       Realized
     Ended          Investment    Gain on       Gain on         Total
  December 31         Income    Investments    Investments   Distributions
  -----------       ----------  ------------   ------------  -------------
CLASS AAA
   2001 (a)              --            --            --             --
   2000              $(0.63)       $(2.08)       $(0.07)        $(2.78)
   1999               (0.05)        (2.88)        (0.01)         (2.94)
   1998               (0.01)        (1.30)           --          (1.31)
   1997                  --         (1.55)           --          (1.55)
   1996               (0.05)        (0.79)           --          (0.84)
   1995               (0.06)        (0.12)           --          (0.18)

CLASS A
   2001 (a)              --            --            --             --
   2000 (b)           (0.65)        (2.08)        (0.07)         (2.80)

CLASS B
   2001 (a)              --            --            --             --
   2000 (b)           (0.60)        (2.08)        (0.07)         (2.75)

CLASS C
   2001 (a)              --            --            --             --
   2000 (b)           (0.61)        (2.08)        (0.07)         (2.76)



                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                              ---------------------------------------------------------
                                                                 Net
                    Net Asset                 Net Assets      Investment     Operating
    Period            Value,                    End of         Income to     Expenses to     Portfolio
     Ended            End of      Total        Period         Average Net   Average Net       Turnover
  December 31        Period      Return+      (in 000's)        Assets       Assets (d)(e)     Rate
  -----------      ----------   ----------    ----------      ----------     ------------    ----------
CLASS AAA
   2001 (a)         $16.26         (7.8)%       $290,496       (0.30)%(f)       1.51%(f)          9%
   2000              17.63        (24.1)         329,415        2.36            1.46             49
   1999              26.95         80.3          460,483        0.28            1.48             60
   1998              16.62         34.8          170,483        0.08            1.60             20
   1997              13.32         31.9          117,872        0.01            1.78              9
   1996              11.28          9.0          108,544        0.34            1.72              7
   1995              11.12         16.2          122,845        0.53            1.75             24

CLASS A
   2001 (a)          16.25         (7.7)             116       (0.30)(f)        1.51(f)           9
   2000 (b)          17.61        (28.2)              16        2.36            1.46             49

CLASS B
   2001 (a)          16.17         (8.1)             521       (1.05)(f)        2.26(f)           9
   2000 (b)          17.59        (28.5)             128        1.61            2.21             49

CLASS C
   2001 (a)          16.16         (8.1)             206       (1.05)(f)        2.26(f)           9
   2000 (b)          17.58        (28.5)              60        1.61            2.21             49

--------------------------------
  + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
 (a) For the period  ended June 30, 2001; unaudited.
 (b) From commencement of offering on March 1, 2000.
 (c) Amount represents less than $0.005 per share.
 (d) The Fund incurred interest expense during the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.74%.
 (e) The Fund incurred interest expense during the six months ended June 30, 2001. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.50%, 1.50%, 2.25%, and 2.25% for Class AAA, Class A, Class B and Class C, respectively.
 (f) Annualized.

                  See accompanying  notes to financial statements.

                        Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM

                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

            Mario J. Gabelli, CFA           Karl Otto Pohl
            CHAIRMAN AND CHIEF              FORMER PRESIDENT
            INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
            GABELLI ASSET MANAGEMENT INC.

            Anthony J. Colavita             Werner J. Roeder, MD
            ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
            ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

            John D. Gabelli                 Anthonie C. van Ekris
            SENIOR VICE PRESIDENT           MANAGING DIRECTOR
            GABELLI & COMPANY, INC.         BALMAC INTERNATIONAL, INC.

                         OFFICERS AND PORTFOLIO MANAGERS

            Mario J. Gabelli, CFA           Marc Gabelli
            PRESIDENT AND CHIEF             ASSOCIATE PORTFOLIO MANAGER
            INVESTMENT OFFICER

            Bruce N. Alpert                 Ivan Arteaga, CFA
            VICE PRESIDENT AND TREASURER    ASSOCIATE PORTFOLIO MANAGER

            James E. McKee
            SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

--------------------------------------------------------------------------------
GAB401Q201SR


                                            [PHOTO OF MARIO J. GABELLI OMITTED.]

THE
GABELLI
GLOBAL
TELECOMMUNICATIONS
FUND


                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2001